ULTIMUS MANAGERS TRUST1

AMENDED APPENDIX A

DATED JULY 31, 2024

TO THE

MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

(As Amended and Restated on August 23, 2022)

Fund	Classes
Adler Value Fund	Institutional Class

Blue Current Global Dividend Fund	Institutional Class

Blueprint Adaptive Growth Allocation Fund	Investor Class
Institutional Class

Evolutionary Tree Innovators Fund	I Class
A Class

HVIA Equity Fund	Institutional Class

Kempner Multi-Cap Deep Value Fund	Investor Class
Institutional Class

Lyrical U.S. Value Equity Fund	Investor Class
Institutional Class
A Class
C Class

Lyrical International Value Equity Fund	Investor Class
Institutional Class
A Class
C Class

Q3 All-Season Systematic Opportunities Fund	C Class
Institutional Class

Q3 All-Season Tactical Fund	C Class
Institutional Class

Westwood Quality Value Fund	A Class
C Class
Institutional Class
Ultra Class

Westwood Quality SmallCap Fund	A Class
C Class
Institutional Class
Ultra Class

Westwood Alternative Income Fund	A Class
C Class
Institutional Class
Ultra Class

Westwood Income Opportunity Fund	A Class
C Class
Institutional Class
Ultra Class

Westwood Multi-Asset Income Fund	A Class
C Class
Institutional Class

Westwood Quality SMidCap Fund	Institutional Class
Ultra Class

Westwood Quality AllCap Fund	Institutional Class
Ultra Class

Westwood Quality MidCap Fund	Institutional Class

Westwood Global Real Estate Fund	A Class
C Class
Institutional Class

Westwood Real Estate Income Fund	A Class
C Class
Institutional Class

Westwood Broadmark Tactical Growth Fund	A Class
C Class
Institutional Class

Westwood Salient MLP & Energy Infrastructure Fund	A Class
C Class
Institutional Class
Ultra Class

Westwood Broadmark Tactical Plus Fund	A Class
C Class
F Class
Institutional Class

1 The following series of the Trust are not included in this Plan, because such series have not designated a Class of Shares:

•	Marshfield Concentrated Opportunity Fund;
•	Meehan Focus Fund;
•	Nia Impact Solutions Fund;
•	Wavelength Interest Rate Neutral Fund;
•	Westwood Salient Enhanced Energy Income ETF; and
•	Westwood Salient Enhanced Midstream Income ETF.